IBM BUSINESS PARTNER AGREEMENT
DISTRIBUTOR PROFILE

--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner-Distributor.

This Profile covers the details of your approval to actively market Products and Services, as our Distributor.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

         (a) this Profile;

         (b) General Terms (Z125-5478-03 11/97);

         (c) the applicable Attachments referred to in this Profile; and

         (d) the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

After signing this Profile, please return a copy to the IBM address shown below.

Revised Profile (yes/no): No            Date received by IBM: 10/1/98

AGREED TO: (IBM Business Partner name)  AGREED TO:
Pinacor, Inc. a subsidiary of           International Business Machines
MicroAge Computer Centers, Inc.         Corporation

By  /s/ Robert Ward                     By  /s/ James K. Rooney
  ----------------------------------        ------------------------------------
    Authorized signature                    Authorized signature

Name (type of print) Robert Ward            Name (type or print: James K. Rooney
      VP, Product Management
      Operations

Date: 7/12/98                               Date: 10/1/98

IBM Business Partner address:               IBM address:
  2400 South MicroAge Way                     3039 Cornwallis Road
  Tempe, AZ 85282-1896                        Bldg 203
                                              Research Triangle Park, NC 27709

                           DETAILS OF OUR RELATIONSHIP

CONTRACT PERIOD START DATE (MONTH/YEAR): 10/1/98             DURATION: 24 MONTHS

RELATIONSHIP APPROVAL/ACCEPTANCE OF ADDITIONAL TERMS:

FOR EACH APPROVED RELATIONSHIP, EACH OF US AGREES TO THE TERMS OF THE FOLLOWING BY SIGNING THIS PROFILE. COPIES OF THE ATTACHMENTS ARE INCLUDED.

                                                        APPLICABLE
APPROVED RELATIONSHIP                                    (YES/NO)    ATTACHMENT

Distributor Attachment                                      yes      Z125-5486-02 04/98
Remarketer Terms Attachment                                 yes      Z125-5497-01 11/97
Warranty Service Attachment                                 yes      Z125-5499-01 11/97
Complementary Marketing Terms Attachment
for Distributors                                            no       Z125-5775-00 03/98
Authorized Assembler Attachment                             no       Z125-5530-01 04/97
North American Distributor Attachment                       no       Z125-5527-00 11/96
Federal Remarketer Attachment                               no       Z125-5514-00 11/96
Attachment for SERVICES Marketing for Remarketers           yes      Z125-5750-00 11/97
Attachment for Finance Services from IBM Credit Corp.       no       Z125-5795-00 02/98

PRODUCT AND SERVICES APPROVAL:

THE FOLLOWING PRODUCTS ARE LISTED IN THE EXHIBIT. THE TERMS OF AN EXHIBIT APPLY TO THE PRODUCTS LISTED IN IT. WHEN WE APPROVE YOU FOR PRODUCTS LISTED IN THE EXHIBIT, YOU ARE ALSO APPROVED TO MARKET THEIR ASSOCIATED PROGRAMS AND PERIPHERALS.

WHEN WE APPROVE YOU FOR PRODUCTS INCLUDED IN THE IBM BUSINESS PARTNER EXHIBIT, YOU ARE ALSO APPROVED FOR THEIR ASSOCIATED PRODUCTS LISTED IN THE IBM PERSONAL COMPUTER PRODUCTS EXHIBIT AND THOSE ELIGIBLE PRODUCTS LISTED IN PARTNERLINK.

WE MAY SPECIFY IN YOUR EXHIBIT THAT YOU ACQUIRE THE PRODUCTS AND SERVICES FROM A SUPPLIER INSTEAD OF FROM US. WHEN YOU ACQUIRE THE PRODUCTS AND SERVICES FROM THE SUPPLIER, THE TERMS OF THE AGREEMENT RELATING TO YOUR ACQUISITION OF PRODUCTS AND SERVICES DIRECTLY FROM US (FOR EXAMPLE, TERMS RELATING TO THE RETURN OF PRODUCTS AND SERVICES, AND TERMS RELATING TO THE ORDERING OF PRODUCTS AND SERVICES ) ARE NOT APPLICABLE. ALL OTHER TERMS APPLY.

                                                          APPROVED TO MARKET TO:

                                       IBM APPROVED REMARKETERS;   ALL REMARKETERS   END USERS
SYSTEM TYPES (1)                                (YES/NO)               (YES/NO)       (YES/NO)

1) IBM System/390(2)(5)                           no
     IBM R/390                                    no
     IBM P/390                                    no
2) IBM RS/6000                                    no
3) IBM RS/6000 SP                                 no
4) ISM AS/400
   9401                                           no
   9401/150                                       no
   9402                                           no
   9406                                           no
5) IBM 469X Point of Sale Products                no
   IBM 4614 SureOne                               no
6) IBM Network integration Products               no

IBM PERSONAL COMPUTER PRODUCTS (3)

1) IBM PC Desktop                                 yes
2) IBM PC Server                                  yes
3) IBM Mobile                                     yes
4) ASCII Terminals                                yes                     yes            yes
5) Cables & Associated Products                   yes                     yes            yes
6) PC Features & Options (6)                      yes                     yes            yes

                                                          APPROVED TO MARKET TO:

                                       IBM APPROVED REMARKETERS;   ALL REMARKETERS   END USERS
ADDITIONAL PRODUCTS (1)                         (YES/NO)               (YES/NO)       (YES/NO)
1) Graphics
2) Finance Products Category J1                   no
3) IBM Storage Products                           no
   Category S I Products                          no
   Category S2 Products                           no
   Category S3 Products                           no
   Category S4 Products                           no
   Category S5 Products                           no
   Category S6 Products                           no
   Category S7 Products                           no

IBM PRINTING SYSTEMS COMPANY PRODUCTS
1) Distributed/Production                         no
2) Network                                        no
3) High End Production                            no
4) Software                                       no

IBM GLOBAL SERVICES (4)
1) Product Support Services
   a) Hardware Product Services                   no
   b) Software Services                           no
   c) Systems Management Services                 no
   d) Site & Connectivity Services                no
   e) Business & Technology Solutions             no
   f) Business Recovery Services                  no
   g) Other Services                              no
2) IBM Professional Services
   a) IBM Consulting Services                     no

CERTIFIED PRODUCTS YOU ARE APPROVED TO MARKET.

       044 AIX PRODUCTS                             069 PSG: NETWARE PLATINUM
      079 PSG: VOICE TYPE                           256 EDUQUEST: K12 HARDWARE
340 PSG: AUTH ASSEMBLER PRODUCTS                  343 PSG: AETNA PCMCIA ETHERNET
 038 PSG: IBM PRINTING SYSTEMS

EXCLUSIONS, IF APPLICABLE:

ALTHOUGH INCLUDED BY REFERENCE IN PRODUCT AND SERVICES APPROVAL, YOU ARE NOT APPROVED TO MARKET THESE INDIVIDUAL PRODUCTS AND SERVICES.

-------------------------     ----------------------     -----------------------
-------------------------     ----------------------     -----------------------
-------------------------     ----------------------     -----------------------



(1) When approved for other than IBM Personal Computer Company Products or IBM Printing Systems Company Products, additional terms apply. These terms are included in the attached Transaction Document The IBM Distributor Schedule A.
(2)  Eligible Products are identified in Schedule A.
(3) Please refer to the IBM Personal Computer Products Exhibit for details an direct acquisition criteria.
(4) You may market this Service without the requirement to have marketed a Machine or Program.
(5) When we approve you to market these Products, you are also approved to market the associated Programs under complementary marketing terms only. These Programs are not available for marketing under remarketer terms
(6) When we approve you to market these Products, you are also approved to market items 4 and 5 directly above.

MINIMUM ANNUAL ATTAINMENT:
          PRODUCT/SERVICE               VOLUME/REVENUE      MEASUREMENT
                                                            PERIOD DATES

          ---------------------------   --------------      ------------
          ---------------------------   --------------      ------------
          ---------------------------   --------------      ------------


LOCATIONS:

LOCATION (STREET ADDRESS, CITY, STATE, ZIP CODE)
2400 SOUTH MICROAGE WAY
TEMPE, AZ  85282-1896



ASSIGNMENT OF WARRANTY SERVICE RESPONSIBILITY, IF APPLICABLE:

YOU ASSIGN TO US, OR AN IBM PREMIER PERSONAL COMPUTER SERVICER, WARRANTY SERVICE RESPONSIBILITY FOR THE FOLLOWING MACHINES.

TYPE/MODEL          TYPE/MODEL          TYPE/MODEL          TYPE/MODEL

------------------  ------------------  ------------------  ------------------
------------------  ------------------  ------------------  ------------------
------------------  ------------------  ------------------  ------------------
------------------  ------------------  ------------------  ------------------

UNLESS YOU ARE ASSIGNING TO US, PLEASE SPECIFY THE NAME OF THE IBM PREMIER PERSONAL COMPUTER SERVICER.

IBM BUSINESS PARTNER AGREEMENT
GENERAL TERMS

                                TABLE OF CONTENTS

   Section       Title                                                      Page

      1.         Definitions ............................................... 2
      2.         Agreement Structure and Contract Duration ................. 3
      3.         Our Relationship .......................................... 4
      4.         Status Change ............................................. 5
      5.         Confidential Information .................................. 5
      6.         Marketing Funds and Promotional Offerings ................. 6
      7.         Production Status ......................................... 6
      8.         Patents and Copyrights .................................... 6
      9.         Liability ................................................. 7
      10.        Trademarks ................................................ 7
      11.        Changes to the Agreement Terms ............................ 8
      12.        Internal Use Products ..................................... 8
      13.        Demonstration, Development and
                 Evaluation Products ....................................... 8
      14.        Electronic Communications ................................. 9
      15.        Geographic Scope .......................................... 9
      16.        Governing Law. ............................................ 9

IBM BUSINESS PARTNER AGREEMENT
GENERAL TERMS

1.   DEFINITIONS

     BUSINESS PARTNER is a business entity which is approved by us to market Products and Services under this Agreement.

     CUSTOMER is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

     END USER is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

     ENTERPRISE is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

     LICENSED INTERNAL CODE is called' Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

     MACHINE is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine' includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

     PRODUCT is a Machine or Program, that we approve you to market, as we specify in your Profile.

     PROGRAM is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market.

     RELATED COMPANY is any corporation, company or other business entity:

     1. more than 50 percent of whose voting shares are owned or controlled, directly or indirectly, by either of us, or

     2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

     3. more than 50 percent of whose voting shares are under common ownership or control, directly or indirectly, with the voting shares of either of us.

     However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

     REMARKETER is a business entity which acquires Products and Services, as applicable, for the purpose of marketing.

     SERVICE is performance of a task, provision of advice and counsel, assistance, or use of a resource (such as a network and associated enhanced communication and support) that we approve you to market.

2.   AGREEMENT STRUCTURE AND CONTRACT DURATION

     PROFILES

     We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

     GENERAL TERMS

     The General Terms apply to all of our Business Partners.

     ATTACHMENTS

     We describe, in a document entitled an 'Attachment-, additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply,

     EXHIBITS

     We describe in an Exhibit, specific information about Products and Services, for example, the Products and Services you may market, and warranty information about the Products.

     TRANSACTION DOCUMENTS

     We will provide to you the appropriate "transaction documents." The following are examples of transaction documents, with examples of the information and responsibilities they may contain:

     1.   invoices (item, quantity, price, payment terms and amount due); and

     2.   order  acknowledgements   (confirmation  of  Products  and  quantities
          ordered).

     CONFLICTING TERMS

     If there is a conflict among the terms in the various documents, the terms of

     1.   a transaction document prevail over those of all the documents;

     2. an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;

     3. a Profile prevail over the terms of an Attachment and the General Terms; and

     4.   an Attachment prevail over the terms of the General Terms.

     If there is an order of precedence within a type of document, such order will be stated in the document (for example, the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

     OUR ACCEPTANCE OF YOUR ORDER

     Products and Services become subject to this Agreement when we accept your order by:

     1.   sending you a transaction document; or

     2.   providing the Products or Services.

     ACCEPTANCE OF THE TERMS IN A TRANSACTION DOCUMENT

     You accept the terms in a transaction document by doing any of the following:

     1.   signing it (those requiring a signature must be signed);

     2.   accepting the Product or Services;

     3.   providing the Product or Services to your Customer or

     4.   making any payment for the Product or Services.

     CONTRACT DURATION

     We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. Each of us is responsible to provide the other with three months written notice if this Agreement will not be renewed.

3.   OUR RELATIONSHIP

     RESPONSIBILITIES

     Each of us agrees that:

     1. you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

     2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

     3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

     4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

     5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

     6.   we may withdraw a Product or Service from marketing at any time;

     7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement;

     8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

     9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

     10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us;

     11. IBM reserves the right to assign, in whole or in part, this Agreement, to a Related Company, but may assign its rights to payment or orders to any third party;

     12.  IBM does not guarantee the results of any of its marketing plans; and

     13. each of us will comply with all applicable laws and regulations (such as those governing consumer transactions).

     OTHER RESPONSIBILITIES

     You agree:

     1. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

     2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

     3.   to maintain the criteria we specified when we approved you;

     4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

     5. not to assign or otherwise transfer this Agreement, your rights under it, or any of its approvals, or delegate any duties, unless expressly permitted to do so under this Agreement. Otherwise, any attempt to do so is void;

     6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated -electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

     7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

     8. to promptly provide us with documents we may require from you or the End User (for example, our license agreement signed by the End User) when applicable; and

     9. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred.

     OUR REVIEW OF YOUR COMPLIANCE WITH THIS AGREEMENT

     We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of your compliance with this Agreement on your premises during your normal business hours.

     If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products or Services or we may offset any amounts due to you from us.

4.   STATUS CHANGE

     You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

5.   CONFIDENTIAL INFORMATION

     This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information. "Confidential Information" means:

     1.   all information IBM marks or otherwise states to be confidential;

     2.   any of the following prepared or provided by IBM:

          a.   sales leads,

          b.   information regarding prospects or Customers

          c.   unannounced information about Products and Services, .

          d.   business plans, or

          e.   market intelligence;

     3. any of the following written information you provide to us on our request and which you mark as confidential:

          a.   reporting data,

          b.   financial data, or

          c.   the business plan.

     All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.   MARKETING FUND AND PROMOTIONAL OFFERINGS

     We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.   PRODUCTION STATUS

     Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. Regardless of the IBM Machine's production status, our appropriate warranty terms apply. You agree to inform your Customer of these terms in writing (for example, in your proposal or brochure).

8.   PATENTS AND COPYRIGHTS

     For the purpose of this section only, the term Product includes Licensed Internal Code (if applicable).

     If a third party claims that a Product we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

     1.   promptly notify us in writing of the claim; and

     2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

     If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

     This is our entire obligation to you regarding any claim of infringement.

     CLAIMS FOR WHICH WE ARE NOT RESPONSIBLE

     We have no obligation regarding any claim based on any of the following:

     1.   anything you provide which is incorporated into a Product;

     2. your modification of a Product, or a Program's use in other than its specified operating environment;

     3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

     4. infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

9.   LIABILITY

     Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

     OUR LIABILITY

     We are responsible only for:

     1.   payments referred to in the 'Patents and Copyrights* section above;

     2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

     3. the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product or Service that is the subject of the claim.

     ITEMS FOR WHICH WE ARE NOT LIABLE

     Under no circumstances (except as required by law) are we liable for any of the following:

     1. third-party claims against you for losses or damages (other than those under the first two items above in the subsection entitled 'Our Liability');'

     2.   loss of, or damage to, your records or data; or

     3.   special,   incidental,  or  indirect  damages,  or  for  any  economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

     YOUR LIABILITY

     In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

10.  TRADEMARKS

     We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

     1.   within the geographic scope of this Agreement;

     2.   in  association  with  Products and Services we approve you to market;
          and

     3.   as described in the written guidelines provided to you.

     The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Products and Services.

     You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our

     Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

     You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

     Our Trademarks, and any goodwill resulting from your use of them, belong to us.

11.  CHANGES TO THE AGREEMENT TERMS

     We may change the terms of this Agreement by giving you one month's written notice.

     We may, however, change the following terms without advance notice:

     1.   those we specify in this Agreement as not requiring advance notice;

     2.   those of the Exhibit unless otherwise limited by this Agreement; and

     3.   those relating to safety and security.

     Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in an order or other communication from you are void.

12.  INTERNAL USE PRODUCTS

     You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

     We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Such Products do not count (except for personal computer and Printing System Products which do count) toward 1) your minimum annual attainment, 2) determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

     Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit.

13.  DEMONSTRATION, DEVELOPMENT AND EVALUATION PRODUCTS

     You may acquire Products you are approved to market for demonstration, development and evaluation purposes, unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities. Additionally, such Products do not count (except for personal computer and Printing System Products which do count) toward 1) your minimum annual attainment, 2) determination of your discount or price, as applicable, or 3) determining your marketing or promotional funds.

     We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price, and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

     If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

     We may decrease the discount we provide for such Products on one month's written notice.

     You may make these Products available to a Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before using the Program.

14.  ELECTRONIC COMMUNICATIONS

     Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity.

15.  GEOGRAPHIC SCOPE

     All the rights and obligations of both of us are valid only in the United States and Puerto Rico.

16.  GOVERNING LAW

     The laws of the State of New York govern this Agreement.

     The 'United Nations Convention on Contracts for the International Sale of Goods' does not apply.

IBM BUSINESS PARTNER AGREEMENT
DISTRIBUTOR ATTACHMENT

These terms prevail over and are in addition to or modify the Remarketer Terms Attachment, and the Complementary Marketing Terms Attachment for Distributors.

1.   MARKETING APPROVAL

     You may be approved as a Distributor under a remarketer relationship or under a complementary marketing relationship, or both. If we approve you to market the Products and Services under both remarketer and complementary marketing term transactions will be under remarketer terms. You may unilaterally elect not to participate under remarketer terms for a specific transaction or business segment by providing signed IBM Business Partner Statement of Election. If you meet the requirements o Marketing Approval section of the Complementary Marketing Terms Attachment for Distributors, you may participate under those terms.

     You are approved to market Products and Services to Business Partners (but not to IBM approved Distributors unless we specify otherwise in your Profile) and to End Users. Your Profile will specify to whom you may market Products and Services.

2.   YOUR RESPONSIBILITIES TO IBM

     You agree:

     1. to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

     2. that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve the minimum annual attainment we specify in your Profile;

     3. for marketing to Remarketers, to order Products and Services as we specify in the operations guide;

     4. to maintain trained personnel, as we specify in your Profile or Exhibit, as applicable;

     5. to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you. We may require an annual audited financial report;

     6. unless we specify otherwise in the Exhibit, to maintain the capability to demonstrate the Products we approve you to market;

     7. to maintain sufficient inventory of Products to meet Remarketer demands. We may specify in your Exhibit certain Products we require you to have regularly available;

     8. to secure from your Business Partners a signed Program license agreement for Programs requiring signature; and

     9. to ensure that the terms in any agreement you may have with your Business Partners are not in conflict with this Agreement.

     If, during our review of your Remarketer's compliance with its Business Partner agree with us, we find the Business Partner has materially breached the terms of such agree you agree to refund the amount equal to the discount or fee, as applicable we gave you the Products that are the subject of the breach, if we require you to do so.

3.   YOUR RESPONSIBILITIES TO YOUR BUSINESS PARTNERS

     THE FOLLOWING TERMS APPLY ONLY WHEN YOU ARE MARKETING UNDER REMARKETING TERMS.

     You agree to:

     1.   provide Products and Services to them on an equitable basis; and

     2.   fulfill all their valid orders for eligible Products and Services; and

     3. give written notification to the Remarketer of any modification you make to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product.

     THE FOLLOWING TERMS APPLY WHEN YOU ARE MARKETING UNDER EITHER REMARKETING OR COMPLEMENTARY TERMS:

     You agree to:

     1.   provide  development,   demonstration,  evaluation  and  internal  use
          Products (we specify eligible Products in the Exhibit) to those Business Partners who are eligible to acquire such Products. You must make such Products available to each of them on the same terms, regarding the maximum quantity of Products that may be acquired and the minimum retention period, as we make available to you;

     2. provide the Program license agreement to them, if applicable, and require them to provide the agreement to the End User;

     3. provide a copy of the Licensed Internal Code agreement to Business Partners and inform them of those Machines containing such Code; and

     4. provide the following items to Business Partners when we have given such items to you for distribution to them:

          a.   promotional offerings and material;

          b.   incentives;

          c.   marketing funds;

          d.   support documentation; and

          e.   advertising material.

          You agree to distribute them proportionally and according to the procedures we specify, and to require the Business Partner to properly implement or distribute them, as applicable.

     Except for personal computer Products, you also agree to:

     1. inform them that you are available to provide Product and Services support to them;

     2. provide pre- and post-installation sales support to them. You agree you are responsible for their satisfaction with such support;

     3.   provide configuration support to them, for Products we specify;

     4.   assist them in Product problem determination and resolution; and

     5. advise them of the terms regarding the date of installation for Products IBM installs.

4.   YOUR REMARKETERS' RESPONSIBILITIES

     When you market Products and Services to Remarketers who do not have a contractual relationship with IBM for such Products and Services, you agree to inform them of their responsibility to:

     1.   provide the support necessary to maintain customer satisfaction;

     2.   provide Program Services to their End Users;

     3.   provide Product configuration support to their End Users,

     4. assist their End Users to achieve productive use of the Products and Services they marketed;

     5.   inform their End Users of Product installation requirements;

     6.   comply with all terms regarding Program upgrades;

     7. refund the amount paid for a Product returned if such return is provided for in its warranty or license or a money-back guarantee we offer End Users. The Remarketer may return the Product to you for credit, as we specify in the operations guide

     8. for a Program requiring the End User's signature on the Program license agreement, obtain the signature before providing the Program to the End User and return the agreement as we specify;

     9.   provide warranty information to their End Users, when applicable;

     10. comply with all export laws and regulations including those of the United States, the Governing Law section of this Agreement and any laws and regulations of the country in which the Product is imported or exported, and advise their End User that IBM's warranty responsibilities do not apply (unless the warranty terms state otherwise);

     11. provide a dated sales receipt or its equivalent (such as an invoice) to their End User;

     12. give written notice to their End Users of any modification you or the Remarketer made to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product;

     13. if applicable, provide the Licensed Internal Code license agreement to their End Users before the sale is finalized;

     14. inform their End Users that the sales receipt (or other documentation, such as Proof of Entitlement if it is required) will be necessary for proof of warranty entitlement or for Program upgrades;

     15.  inform their End Users of educational offerings, as applicable;

     16. advise their End Users of the terms regarding a Machine's production status;

     17. assist you in locating Products if we require such assistance from you; and

     18.  retain records of each sales transaction for three years.

IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT

                               TABLE OF CONTENTS

SECTION                       TITLE                                      PAGE

   1.     Our Relationship ................................................2
   2.     Ordering and Delivery ...........................................2
   3.     Inventory Adjustments ...........................................3
   4.     Price, Invoicing, Payment and Taxes .............................3
   5.     Licensed Internal Code ..........................................5
   6.     Machine Code ....................................................5
   7.     Programs ........................................................5
   8.     Export ..........................................................6
   9.     Title ...........................................................6
  10.     Risk of Loss ....................................................6
  11.     Installation and Warranty .......................................6
  12.     Warranty Service ................................................7
  13.     Marketing of Services ...........................................7
  14.     Marketing of Financing ..........................................9
  15.     Engineering Changes .............................................9
  16.     Ending the Agreement ............................................9

IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT

1.   OUR RELATIONSHIP

     As our IBM Business Partner, you market to your Customers the Products and Services (including 'shrink-wrap" Services) we provide to you. These terms apply to a Business Partner whose method of distribution is under our remarketer terms, and includes Distributors, Resellers, Solution Providers, and Systems Integrators.

     RESPONSIBILITIES

     Each of us agrees:

     1. we offer a money-back guarantee to End Users for certain Products. You agree to inform the End User of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return in the time frame we specify, 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify. We will pay a transportation charge for return of the Product to us and will give you an appropriate credit.

     2.   each of us is free to set its own prices and terms; and

     3. neither of us will discuss its Customer prices and terms in the presence of the other.

     OTHER RESPONSIBILITIES

     You agree to:

     1. refund the amount paid for a Product or Service returned to you if such return is provided for in its warranty or license. You may return the Product to us for credit at our expense, as we specify in the operations guide;

     2. provide us with sufficient, free and safe access to your facilities, at a mutually convenient time, for us to fulfill our obligations;

     3. retain records, as we specify in the operations guide, of each Product and Service transaction (for example, a sale or credit) for three years;

     4. provide us with marketing, sales, installation reporting and inventory information for our Products and Services, as we specify in the operations guide;

     5. when you are approved to market to Remarketers, market Products and Services which require certification, only to Remarketers who are certified to market them;

     6.   comply with all terms regarding Program upgrades;

     7. provide a dated sales receipt (or its equivalent, such as an invoice) as we specify in the operations guide, to your Customers, before or upon delivery of Products and Services; and

     8. report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products.

2.   ORDERING AND DELIVERY

     You may order Products and Services from us as we specify in the operations guide. You agree to order them in sufficient time to count toward your minimum annual attainment, if applicable.

     We will agree to a location to which we will ship. We may establish criteria for you to maintain at such location (for example, certain physical characteristics, such as a loading dock), as we specify in the operations guide.

     Upon becoming aware of any discrepancy between our shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.

     Although we do not warrant delivery dates, we will use reasonable efforts to meet your requested delivery dates.

     We select the method of transportation and pay associated charges for Products and Services we ship.

     We may not be able to honor your request for modification or cancellation of an order. We may apply a cancellation charge for orders you cancel within 10 business days before the order is scheduled to be shipped. The Exhibit will specify if a cancellation charge applies and where we will specify the charge.

     If we are unable to stop shipment of an order you cancel, and you return such Product to us after shipment, our inventory adjustment terms apply.

3.   INVENTORY ADJUSTMENTS

     We will specify in your Exhibit the Products and Services to which this section applies.

     Products and Services you return to us for credit must have been acquired directly from us. You must request and receive approval from us to return the Products and Services.

     Products and Services must be received by us within one month of our approving their return, unless we specify otherwise to you in writing. We will issue a credit to you when we accept the returned Products and Services.

     Certain Products may be acquired only as Machines and Programs packaged together as a solution. These Products must be returned with all their components intact.

     For certain Products and Services you return, a handling charge applies. We will specify the handling charge percentage in the Exhibit. We determine your total handling charge by multiplying the inventory adjustment credit amount for the Products and Services by the handling charge percent.

     You agree to pay transportation and associated charges for Products and Services you return.

     Unless we specify otherwise, returned Products and Services must be in their unopened and undamaged packages.

     You agree to ensure the returned Products and Services are free of any legal obligations or restrictions that prevent their return. We accept them only from locations within the country to which we ship Products and Services.

     We will reject any returned Products and Services that do not comply with these terms.

4.   PRICE, INVOICING, PAYMENT AND TAXES

     PRICE AND DISCOUNT

     The price, and discount if we specify one, for each Product and Service will be made available to you in a communication which we provide to you in published form or through our electronic information systems or a combination of both. Unless we specify otherwise, discounts do not apply to Program upgrades, accessories, or field-installed Machine features, conversions, or upgrades.

     The price for each Product and Service is the lower of the price in effect on the date we receive your order, or the date we ship a product or "shrink-wrap" Service, or the start date of a Service, if it is within six months of the date we receive your order.

     PRICE AND DISCOUNT CHANGES

     We may change prices and increase discounts at any time. We may decrease discounts on one month's written notice.

     Price increases for Products and Services included in a project do not apply to you for up to two years from the start date of a project (we will protect the price that was in effect at the time we received the first order for the project) if you documented the project to us and we approved and accepted such documentation. We will specify additional details, if any, to you in writing.

     We will specify in your Exhibit if the following credit terms do not apply to Products and Services we approve you to market.

     If we decrease the price or increase the discount for a Product or Service, you will be eligible to receive a price decrease credit or a discount increase credit for those you acquired directly from us that are in your inventory, or in transit, or if the Product's date of installation or Service start date has not occurred. However, Products acquired -from. us under a special offering (for example, a promotional price or a special incentive) may not be eligible for a full credit. You must certify your inventory to us in writing within one month of the effective date of the change. The credit is the difference between the price you paid, after any adjustments, and the new price.

     THE FOLLOWING TERMS APPLY TO PROGRAMS LICENSED ON A RECURRING-CHARGE BASIS:

     We may increase a recurring charge for a Program by giving you three months' written notice. An increase applies on the first day of the invoice or charging period on or after the effective date we specify in the notice.

     INVOICING, PAYMENT AND TAXES

     Amounts are due upon receipt of invoice and payable as specified in a transaction document. You agree to pay accordingly, including any late payment fee. Details of any late payment fee will be provided upon request at the time of order and will be included in the notice.

     You may use a credit only after we issue it.

     If any authority requires us to include in our invoice to you a duty, tax, levy, or fee which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount.

     RESELLER TAX EXEMPTION

     You agree to provide us with your valid reseller exemption documentation for each applicable taxing jurisdiction to which we ship Products and Services. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

     PURCHASE MONEY SECURITY INTEREST

     You grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, Products and Services, until we receive the amounts due. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

     FAILURE TO PAY ANY AMOUNTS DUE

     If you fail to pay any amounts due in the required period of time, you agree that we may do one or more of the following, unless precluded by law:

     1. impose a finance charge, as we specify to you in writing, up to the maximum permitted by law, on the portion which was not paid during the required period;

     2.   require payment on or before delivery of Products and Services;

     3. repossess any Products and Services for which you have not paid. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorneys' fees. You. agree to make the Products and Services available to us at a site that is mutually convenient;

     4.   not accept your order until any amounts due are paid;

     5.   terminate this Agreement; or

     6.   pursue any other remedy available at law.

     We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our Related Companies.

     In addition, if your account with any of our Related Companies becomes delinquent, we may invoke any of these options when allowable by applicable law.

5.   LICENSED INTERNAL CODE

     Machines (Specific Machines) containing Licensed Internal Code (Code) will be identified in the Exhibit. We grant the rightful possessor of a Specific Machine a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that we will provide to you.

     YOUR RESPONSIBILITIES

     You agree to inform your Customer, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. The license agreement must be provided to the Customer before the sale is finalized.

6.   MACHINE CODE

     For certain Machines we may provide basic input/output system code, utilities, diagnostics, device drivers, or microcode (collectively called "Machine Code'). This Machine Code is licensed to the End User under the terms of the agreement provided with it. You agree to ensure the End User is provided such agreement.

7.   PROGRAMS

     You agree to ensure the End User has signed the license agreement for a Program requiring a signature, as we specify in the Exhibit, before such Program is provided to the End User, and to provide any required documentation to us. All other Programs are licensed under the terms of the agreement provided with them. You agree, where applicable, to provide the Program license to the End User before such Program is provided to the End User.

     We will designate in the Exhibit if 1) we will ship the media and documentation to you or, if you request and we agree, to the End User, 2) you may copy and redistribute the media and documentation to the End User, or 3) you must copy and redistribute the media and documentation to the End User. If we ship the media and documentation, we may charge you. We will specify such charge to you in writing. If you copy and redistribute, you must be licensed to use the Program from which you make the copies. A Program license you acquired for use under the Demonstration, Development and Evaluation Products terms fulfill this requirement.

     Programs licensed to you on a recurring-charge basis are licensed for the period indicated in our invoice. You may market such Programs only on the same basis as licensed to you. You may not charge an End User a one-time charge for a Program you license from us on a recurring-charge basis. However, you may charge the End User whatever amount you wish for the recurring-charge.

     PROGRAM SERVICES

     Program Services are described in the Program's license agreement. You are responsible to provide your Customers, who are licensed for a Program, the Program Services we make available to you.

     If the End User agrees in writing, you may:

     1. delegate this responsibility to another IBM Business Partner who is approved to market the Program, or

     2. provide an enhanced version of this support through the applicable IBM Service you market to the End User.

     If you delegate your support responsibilities to another IBM Business Partner, you retain customer satisfaction responsibility. However, if you market our applicable Services to the End User, we assume customer satisfaction responsibility for such support.

8.   EXPORT

     You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so.

     If a Customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. You agree to use your best efforts to ensure that your Customer complies with all export laws and regulations, including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of the country in which the Product is imported or exported. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customers agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model and serial number, date of sale, and destination country.

     We exclude these Products from:

     1.   any of your attainment toward your objectives; and

     2. qualification for applicable promotional offerings and marketing funds.

     We may also reduce future supply allocations to you by the number of exported Products.

9.   TITLE

     When you order a Machine, we transfer title to you when we ship the Machine.

     Any prior transfer to you of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.

     We do not transfer a Program's title.

10.  RISK OF LOSS

     We bear the risk of loss of, or damage to, a Product or Service until its initial delivery from us to you or, if you request and we agree, delivery from us to your Customer. Thereafter, you assume the risk.

11.  INSTALLATION AND WARRANTY

     We will ensure that Machines we install are in good working order and conform to their specifications. We provide instructions to enable the set-up of Customer-Set-Up Machines. We are not responsible for the installation of Programs or non-IBM Machines. We do, however, preload Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the End User for review before the sale is finalized, unless we specify otherwise.

     We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation. Warranty terms for Programs are described in the Programs' license terms.

     We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we. specify otherwise. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

     For non-IBM Products we approve you to market, you agree to inform your Customer in writing 1) that the Products are non-IBM, 2) the manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

     DATE OF INSTALLATION FOR A MACHINE WE ARE RESPONSIBLE TO INSTALL

     The Date of Installation for a Machine we are responsible to install is the business day. after the day 1) we install it or, 2) it is made available for installation, if you (or the End User) defer" installation. Otherwise (for example, if others install or break its warranty seal), it is the day we deliver the Machine to you (or the End User). In such event, we reserve the right to inspect the Machine to ensure its qualification for warranty entitlement.

     THE DATE OF INSTALLATION FOR A CUSTOMER-SET-UP MACHINE

     The Date of Installation for a Customer-Set-Up Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End User's sales receipt. You must also notify us of this date upon our request.

     INSTALLATION OF MACHINE FEATURES, CONVERSIONS, AND UPGRADES

     We sell features, conversions and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions and upgrades and 2) transfer the ownership and possession of removed parts (which become our property) to us. You further represent that all removed parts are genuine, and unaltered, and in good working order. A part that replaces a removed part will assume the warranty and maintenance Service status of the replaced part. You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature, conversion, or upgrade to us at your expense.

12.  WARRANTY SERVICE

     We will specify in the Exhibit whether you or we are responsible to provide Warranty Service for a Machine.

     When we are responsible for providing Warranty Service for Machines, you are not authorized to provide such Service, unless we specify otherwise in the Exhibit.

     When you are responsible for providing Warranty Service, you agree to do so according to the terms we specify in the Warranty Service Attachment.

13.  MARKETING OF SERVICES

     The following are the conditions under which you may market Services;

     1. if you marketed a Product to the End User, you may market the Services, specified in the Exhibit; or

     2. regardless of whether you marketed a Product to the End User you may market the Services we specify in your Profile.

     If you are an IBM Distributor the following paragraph applies:

     The following are the conditions under which you may market Services:

     1. if your Remarketer marketed a Product to the End User, you may market the Services, specified in the Exhibit, to your Remarketer only for the Remarketer's marketing to such End User; and

     2. regardless of whether your Remarketer marketed a Product to the End User you may market the Services we specify in your Profile to your Remarketer, who may market such Services.

     You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

     MARKETING OF SERVICES FOR A FEE

     The terms of this subsection apply when we perform the Services to the End User at prices we set and under the terms of our Service agreement, signed by the End User. We pay you a fee for marketing such Services.

     You will receive a fee for marketing eligible Services when 1) you identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End User, and 3) a standard Statement of Work is used and there are no changes, and no marketing assistance from us is required.

     Alternatively, you will receive a fee for a lead for eligible Services when it 1) is submitted on the form we provide to you, 2) is for an opportunity which is not known to us, and 3) results in the End User ordering the Service from us within six months from the date we receive the lead from you.

     We will not pay you the fee if 1) the machine or program is already under the applicable Service, 2) we have an agreement with the End User to place the machine or program under the applicable Service, or 3) the Service was terminated by the End User within the last six months.

     If the Service is terminated within three months of the date payment from the End User was due us, you agree to reimburse us for any associated payments we made to you. The reimbursement may be prorated if the Service is on a recurring charge basis.

     We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of us agrees to promptly pay the other any amounts due.

     REMARKETING OF SERVICES

     We provide terms in an applicable Service Attachment governing your remarketing of eligible Services the End User purchases from you and which we perform under the terms of the IBM Service agreement with the End User.

     Shrink-wrap Services are performed under the terms of the agreement provided with them. If the terms of the agreement are not visible on the shrink-wrap package, you agree to provide (or, if applicable, request your Remarketer to provide) the Services terms to the End User before such Services are acquired by the End User.

     SERVICES WE PERFORM AS YOUR SUBCONTRACTOR

     If approved on your Profile, we will provide terms in an applicable Service Attachment governing our provision of the Services we perform as your subcontractor. Such Services are those an End User purchases from you under the terms of your service agreement.

14.  MARKETING OF FINANCING

     If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify to you in your Exhibit.

     We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User. We will make payment for the items to be financed when the End User has initiated financing and acknowledged acceptance of the items being financed. Payment will be made to you, or the supplier, as appropriate.

15.  ENGINEERING CHANGES

     You agree to allow us to install mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

     During the warranty period, we manage and install engineering changes at:

     1. your or your Customer's location for Machines for which we provide Warranty Service; and

     2.   your location for other Machines.

     Alternatively, we may provide you with the parts (at no charge) and instructions to do the installation yourself We will reimburse you for your labor as we specify.

16.  ENDING THE AGREEMENT

     Regardless of the contract duration specified in the Profile, or any renewal period in effect, either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

     If we terminate for cause (such as you not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

     However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of a transaction document; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

     At the end of this Agreement, you agree to:

     1. pay for or return to us, at our discretion, any Products or shrink-wrap Services for which you have not paid; and

     2. allow us, at our discretion, to acquire any that are in your possession or control, at the price you paid us, less any credits issued to you. Products and shrink-wrap Services to be returned must be in their unopened and undamaged packages and in your inventory (or in transit from us) on the day this Agreement ends. We will inspect them, and reserve the right of rejection. You agree to pay all the shipping charges.

     At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. We may offset any amounts due you against amounts due us, or any of our Related Companies as allowable under applicable law.

     You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

IBM BUSINESS PARTNER AGREEMENT
ATTACHMENT FOR SERVICES MARKETING FOR REMARKETERS

THESE TERMS PREVAIL OVER AND ARE IN ADDITION TO OR MODIFY THE REMARKETER TERMS ATTACHMENT.

THE FOLLOWING TERMS GOVERN YOUR MARKETING OF SERVICES THE END USER PURCHASES FROM YOU (OR IF YOU ARE OUR DISTRIBUTOR, FROM YOUR REMARKETER), AND WHICH WE PERFORM UNDER THE TERMS OF THE IBM AGREEMENT FOR SERVICES ACQUIRED FROM AN IBM BUSINESS PARTNER (IBM SERVICE AGREEMENT). WE PROVIDE ADDITIONAL TERMS TO YOU, IF ANY, IN SPECIFIC SERVICE ATTACHMENTS, OR TRANSACTION DOCUMENTS.

1.   IBM SERVICES

     Services may be either standard offerings or customized to the End User's specific requirements. Each Service transaction MAY include one or more Services that:

     1.   expire at task completion or an agreed upon date;

     2. automatically renew as another transaction with a specified contract period. Renewals will continue until the Service is terminated; or

     3. do not expire and are available for use until either of us terminates the Service, or we withdraw the Service.

     If we make a change to the terms of a renewable Service that affects the End Users current Service Agreement contract period and the End User considers it unfavorable and you advise us in writing, we will defer the change until the end of that contract period.

2.   PRICES AND PAYMENT

     The amount payable for a Service will be based on one or more of the following types of charges:

     1.   recurring (for example, a periodic charge for support Services).

     2.   time and materials (for example, charges for hourly Services); or

     3. fixed price (for example, a specific amount agreed to between us for a custom Service).

     Services we make available to you on a recurring-charge basis are made available for the period indicated in our invoice, statement of work, or other transaction document, as applicable. You may market such Services only on a recurring charge basis.

     We may increase recurring charges for Services, as well as hourly or daily rates and minimums for Services we perform under the IBM Service Agreement, by giving you three month's written notice. An increase applies on the first day of the applicable invoice or charging period, on or after the effective date we specify in the notice;

     We may increase one time charges without notice. However, an increase to one time charges does not apply to you if 1) we receive your order before the announcement date of the increase, and 2) we make the Service available within three months of our receipt of your order.

     Charges for Services are billed as we specify,  which may be 1) in advance,
     2) periodically during the performance of the Service, or 3) after the Service is completed.

     Prepaid Services must be used within the applicable contract period. If we withdraw a Service for which you prepaid, and we have not fully provided such Service, we will give a prorated refund. Unless we specify otherwise, we do not give credits or refunds for unused prepaid Services.

     If an End User is eligible for a credit under the terms of the IBM Service Agreement (for example, a satisfaction guarantee credit, or a credit for withdrawn Services not fulfilled), you agree to ensure the applicable prorated credit is issued to the End User. We will issue the appropriate credit to you. If you are our Distributor, you agree to issue the applicable credit to your Remarketer.

     ADDITIONAL CHARGES

     We specify in the IBM Service Agreement additional charges that apply under specific conditions. When applicable, such charges apply to you. Depending on the particular Service or circumstance, if other charges apply we will inform you in advance.

3.   NOTICES

     Each of us agrees to give the other a copy of notices or requests received from or sent to an End User applicable to the IBM Service Agreement.

     You agree to ensure certain Services Attachments and transaction documents, if any, are made available to End Users for their signature, if required. Such documents may have terms in addition to those we specify in the IBM Service Agreement.

4.   SERVICES REQUIREMENTS CHANGES

     During the Service period you may update the requirements, including adding Products to be covered by the Service, as well as increasing the Service requirements. We will adjust our invoicing to you accordingly.

5.   TERMINATION OF SERVICES

     If either IBM or the End User does not meet its obligations concerning a Service, the other party may terminate the Service. We will inform you of any such termination.

     For a Service the End User terminates, you agree to ensure we are provided one month's written notice from the End User. For a Service you decide to terminate, you agree to provide one month's written notice to us and the End User.

     When an expiring or renewable Service transaction is terminated, such termination will result in an adjustment charge equal to the lesser of

     1.   the charges remaining to complete the contract period; or

     2.   one of the following if specified in the transaction document

          a. the charges remaining to complete the contract period multiplied by the adjustment factor specified; or

          b.   the amount specified.

     You also agree to pay us for all Services we provide and any Material we deliver through Service termination and any charges we incur in terminating subcontracts.

     Adjustment charges do not apply if you terminate:

     1. a non-expiring Service on one month's written notice provided the End User has met all minimum requirements specified in the applicable Attachments and transaction documents, if any,

     2. a renewable Service or a non-expiring maintenance Service on written notice, provided the End User has met the minimum requirements specified in the applicable Attachments and transaction documents, if any, and any of the following circumstances occur:

          a. the eligible Product for which the Service is provided is permanently removed from productive use within the End User's enterprise;

          b. an increase in the Service charges, either alone or in combination with prior increases over the previous twelve months, is more than the maximum specified in the applicable transaction document. If no maximum is specified, then the circumstance does not apply;

          c. the eligible location, for which the Service is provided, is no longer controlled by the End User (for example, because of sale or closing of the facility), or

          d. the machine has been under maintenance Services for at least six months and you ensure, for a Service the End User terminates, we have been provided one month's written notice by the End User prior to terminating the maintenance Service. For such Service which you decide to terminate, you agree to provide one month's written notice to us.

IBM BUSINESS PARTNER AGREEMENT
IBM WARRANTY SERVICE ATTACHMENT

IBM WARRANTY SERVICE RESPONSIBILITY

You may provide IBM Warranty Service from locations we approve. You must apply for approval and meet the criteria we specify in the Service support guidelines we provide to you.

If we do not approve you to provide IBM Warranty Service from a location, you agree to assign such Service to us or to any party approved by us to provide IBM Warranty Service (unless we specify otherwise to you in the Service support guidelines).

WHEN YOU ARE APPROVED TO PROVIDE IBM WARRANTY SERVICE FROM A LOCATION

When you are approved to provide IBM Warranty Service from a location, you agree to do the following, as we specify in the Service support guidelines we provide:

1.   validate that the End User is entitled to IBM Warranty Service;

2.   maintain IBM Warranty Service approval status and capability;

3. ensure the Service is performed only by personnel trained to our standards and consistent with our service terms;

4. provide the Service even for IBM Machines the End User did not acquire from you (unless you have assigned responsibility, as described below in the subsection entitled 'Assignment of IBM Warranty Service Responsibility', for all units of such Machine type/model);

5. not assign, delegate or subcontract the IBM Warranty Service responsibility unless approved by us in writing;

6. service Machines only at locations we approve or at your End Users' locations;

7.   submit only valid warranty-reimbursement requests to us: and

8. retain records for three years, by location, of each warranty claim you submit to us.

We will:

1.   inform you of the IBM Warranty Service approval process;

2. train you to provide IBM Warranty Service. We provide training for the minimum number of your Service personnel that we require and additional training at your request. We may charge a fee for the training. We will specify if there is a fee.

Additionally, for each location from which we approve you to provide IBM Warranty Service, we will specify if there is a one-time Warranty Service start up fee, and we will:

1.   provide you with necessary technical information; and

2. pay you for IBM Warranty Service you provided and exchange (or reimburse you for) parts. Such parts must be received by us within the time period we specify.

In the event you are no longer approved to provide IBM Warranty Service, you agree to inform your End Users and any IBM Business Partner for whom you were the assignee.

IF YOU ARE NOT APPROVED TO PROVIDE WARRANTY SERVICE FROM A LOCATION

If you are not approved to provide IBM Warranty Service from a location, you agree to:

1. assign, without delay, the IBM Warranty Service to us or any party approved by us; and

2.   notify your End User of the assignment.

ASSIGNMENT OF IBM WARRANTY SERVICE RESPONSIBILITY

YOUR IBM WARRANTY SERVICE RESPONSIBILITY AS AN ASSIGNOR.

Unless we specify otherwise to you in writing, you may assign IBM Warranty Service responsibility to us or to any party approved by us to provide it for:
1) all IBM Machines, 2) all units of an IBM Machine type/model by specifying that choice in your Profile, or 3) for individual IBM Machines at the time of sale to the End User. For Machines for which you assign IBM Warranty Service responsibility, you agree to:

1. ensure the assignee accepts IBM Warranty Service responsibility for each Machine assigned;

2. provide a copy of the sales receipt to the assignee. Such sales receipt must specify the End User's name, Machine type/model, serial number, date of sale, date of delivery and installed-at location. If you do not indicate an assignee's name or location on the sales receipt, or if the assignee's name or location is not valid, you will be responsible for providing IBM Warranty Service for that Machine;

3.   notify your End User of the assignment; and

4.   remain responsible for your End User's satisfaction with such Service.

If you assign IBM Warranty Service for all units of an IBM Machine type/model to us or to a party approved by us as you specify in your Profile, you are not required to maintain the capability to provide IBM Warranty Service for that IBM Machine type/model.

The responsibility to provide IBM Warranty Service reverts to you if the End User is not satisfied with the IBM Warranty Service provided by your assignee or if the assignee loses its approval to provide IBM Warranty Service. You may subsequently assign such responsibility consistent with the provisions of this subsection. In such event, you are responsible to provide the End User and the new assignee with written notice of the assignment.

YOUR IBM WARRANTY SERVICE RESPONSIBILITY AS AN ASSIGNEE.

If you accept assignment of IBM Warranty Service responsibility from an IBM Business Partner, the applicable provisions of this Attachment apply to you.

As an assignee, you accept such responsibility for each Machine for which you are named on the End User's sales receipt. You may not reassign such responsibility. If, at a later date, the assignor is no longer approved to market the Machine type/model, you will have the additional responsibility for the End User's IBM Warranty Service satisfaction.

MAINTENANCE PARTS

We provide maintenance parts for use in providing IBM Warranty Service on IBM Machines and for maintaining Machines. You agree to maintain an inventory of such parts to meet your Customers' service requirements. We provide maintenance parts for Warranty Service on an exchange basis. We will inform you of the price of such parts. These maintenance parts may not be new, but will be in good working order.

IBM BUSINESS PARTNER AGREEMENT FOR RESELLERS

1.   MARKETING APPROVAL

     As our IBM Business Partner-Reseller, we approve you under the terms of this Agreement to market to End Users Products and Services specified on the signature page. You acquire such Products and Services from an IBM Distributor.

2.   DEFINITIONS

     END USER is anyone, who is not part of the enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

     ENTERPRISE is any legal entity and the subsidiaries it owns by more than 50%.

     MACHINE is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term 'Machine' includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

     PRODUCT is a Machine or Program.

     PROGRAM is an IBM Program or a non-IBM Program provided under its applicable license terms, that we approve you to market.

     SERVICE is the performance of a task, provision of advice and counsel, assistance, or use of a resource that we approve you to market.

3.   OUR RELATIONSHIP

     Each of us agrees that:

     1. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

     2. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

     3. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

     4. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

     5. all information exchanged between us is non-confidential, unless both of us agree otherwise in writing;

     6. IBM may change the terms of this Agreement on one month's written notice. Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in a communication from you are void; and

     7. IBM reserves the right to assign, in whole or in part, this Agreement to any other IBM related company.

4.   YOUR RESPONSIBILITIES TO IBM

     You agree:

     1. to provide us, or our representative, with access to your facilities in order for us to fulfill our obligations and to review your compliance with the Agreement;

     2. your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way;

     3.   to maintain the criteria we specified when we approved you;

     4. to retain records of each Product and Service transaction (for example, a sale, a credit or a warranty claim) for three years and provide us relevant records on request. We may reproduce and retain copies of these records;

     5. to report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products; and

     6. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of a) a breach of this clause or b) when IBM reasonably believes such a breach has occurred.

5.   YOUR RESPONSIBILITIES TO END USERS

     You agree to:

     1. be responsible for customer satisfaction and to participate in customer satisfaction programs as we determine;

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     2.   refund the amount  paid for a Product  returned to you because the End
          User returned it to you under the terms of its warranty or did not accept the terms of the license or a money back guarantee we offer End Users. You may return such Products to the IBM Distributor from whom you acquired them for credit;

     3. Provide installation and post-installation support for the offering you marketed. For Products and Services, to be the primary contact for Product information, technical advice and operational advice associated with the offering. You may delegate these support responsibilities and those for any other associated products, to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibilities. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibilities for such support;

     4. provide a dated written record, such as a sales receipt or an invoice, which specifies the End User's name, the part number or the Machine type/model, and serial number, if applicable;

     5. inform your End User, in writing, who the warranty provider is, if other than yourself, and of any other applicable Warranty information, as well as any modification you or the IBM Distributor make to a Product and advise that such modification may void the warranty; and

     6. inform your End User that the sales receipt (or other documentation we may specify, such as Proof of Entitlement, if it is required) will be necessary for proof of warranty entitlement and for Program upgrades.

6.   STATUS CHANGE

     You agree to give us prompt written notice (unless precluded by law or regulation) OF any substantive change or anticipated change to the information supplied in your application. Upon notification OF such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

7.   MARKETING FUNDS AND PROMOTIONAL OFFERINGS

     We may provide marketing funds and promotional offerings. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

8.   PRODUCTION STATUS

     Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. You agree to inform your End User of these terms in writing. Regardless of the IBM Machine's production status, IBM's warranty terms apply. Warranty information is available from your IBM Distributor.

9.   WARRANTY SERVICE

     If we approve you to provide Warranty Service, you agree to do so under the guidelines we specify to you.

10.  MARKETING OF SERVICES FOR A FEE

     You may market IBM Services which IBM or your IBM Distributor make available to you, to an End User if you 1) marketed a Product under this Agreement to that End User, or 2) are approved on the signature page of this Agreement to market such Services.

     If you market an IBM Service which is eligible for a fee and which your IBM Distributor makes available to you, we will pay the fee to your IBM Distributor. Alternatively, if such IBM Service is not available from your IBM Distributor, but is available to you, we will pay the fee to you.

     In either case we will pay the fee when 1) you identify the opportunity and perform the marketing activities, 2) you provide the order and any required documents, signed by the End User, where required, and 3) if a standard Statement of Work is used, there are no changes, and no marketing assistance from us is required.

     Additionally, for Services we specify, and which are not available from your IBM Distributor, we will pay you a fee when you provide us a lead and the following criteria are met: 1) it is submitted on a form we provide to you, 2) it is for an opportunity which is not known to us, and 3) it results in the End User ordering the Service from us within six months from the date we receive the lead from you.

11.  EXPORT

     You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so. If a customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product, unless the Product's warranty, or license terms state otherwise. You agree to use your best efforts to ensure that your customer complies-with all export laws and regulations including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of, the country in which the Product is imported or exported. Before your sale of such Product, you agree to prepare a support plan for it and obtain your customer's agreement to that plan. Within one month of sale, you agree to provide us with the customer's name and address, Machine type/model and serial number, date of sale, and destination country. We exclude these Products from any of your attainment objectives and qualification for applicable promotional offerings and marketing funds.

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12.  TRADEMARKS

     We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM Trademarks and service marks) only:

     1.   within the geographic scope of this Agreement;

     2.   in  association  with  Products and Services we approve you to market;
          and

     3.   as described in the written guidelines provided to you,

     The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities supporting sales of Products and Services.

     You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

     You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

     Our Trademarks, and any goodwill resulting from your use of them, belong to us.

     13.  LIABILITY

     Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

     We are responsible for the amount of any actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

     Under no circumstances (except as required by law) are we liable for third-party claims against you for losses or damages, or for special, incidental, or indirect charges, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

     In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims by others made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

14.  ELECTRONIC COMMUNICATIONS

     Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a 'user ID') contained in an electronic document is legally sufficient to verify the sender's identity and the document's authenticity.

15.  ENDING THE AGREEMENT

     Either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

     If we terminate for cause we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

     However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are if you do not maintain customer satisfaction; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so,

     You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

16.  GEOGRAPHIC SCOPE

     All the rights and obligations of both of us are valid only in the United States and Puerto Rico.

17.  GOVERNING LAW

     The laws of the State of New York govern this Agreement. The 'United Nations Convention on the International Sale of Goods' does not apply.

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Contract Start Date               Duration 24 months.   Location ID    57198
                   --------------                                  -------------

Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. Each of us is responsible to provide the other three months' written notice if the Agreement will not be renewed.

PRODUCTS AND SERVICES YOU ARE APPROVED TO MARKET:

   Personal computer Products and associated Services.

MINIMUM ANNUAL ATTAINMENT: NOT APPLICABLE.

This Agreement is the complete agreement regarding this relationship, and replaces any prior oral or written communications between us. Once this Agreement is signed 1) any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it.

Agreed to: MicroAge Integration Company               Agreed to:
        (IBM Business Partner name)                   International Business Machines Corporation


By:_____________________________________              By:____________________________________
       (Authorized Signature)                                 (Authorized Signature)

Name (type or print):                                 Name (type or print): James K. Rooney

Date:                                                 Date:

IBM Business Partner Address:                         IBM Address: IBM Corporation
                                                                   3039 Cornwallis Rd.
          2400 S. MicroAge Way                                     Building 201
          Tempe,     AZ 85282                                      Research Triangle Park, NC 27709